G.1.a.i (Legal Proceedings)

In May 2019, StoneCastle Financial Corp., StoneCastle Asset Management LLC, and several related entities were named as defendants in a lawsuit filed by Island Intellectual Property in the United States District Court for the Southern District of New York. The lawsuit alleges that the defendants committed patent violations and certain other claims related to intellectual property rights. Although StoneCastle Financial Corp. and StoneCastle Asset Management are named as defendants, the complaint does not allege any specific actions undertaken by StoneCastle Financial Corp. or StoneCastle Asset Management. The defendants filed a motion to dismiss the complaint on August 5, 2019. The court has not yet ruled on the motion to dismiss, and the lawsuit remains pending. The outcome of the lawsuit and its impact, if any, on StoneCastle Financial Corp. cannot be predicted with certainty.